Exhibit 99.1

TRUMP
ENTERTAINMENT RESORTS                       NEWS RELEASE
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FOR IMMEDIATE RELEASE                       CONTACT:
                                            John Burke
                                            Interim Chief Financial Officer
                                            (212) 891-1500

                                            Tom Hickey
                                            Director of Corporate Communications
                                            (609) 347-3804



   TRUMP ENTERTAINMENT RESORTS ANNOUNCES REPLACEMENT OF ENTIRE CREDIT FACILITY

ATLANTIC CITY, NJ - December 27, 2007- Trump Entertainment Resorts, Inc. (NASDAQ: TRMP) (the "Company") today announced that the Company has obtained a new $493.25 million first lien mortgage credit facility through an agreement with Beal Bank Nevada. The new credit facility refinances all of the Company's current first lien debt at an interest rate of LIBOR + 3.2% with a maturity period of five years, and eliminates requirements to maintain certain leverage, first lien leverage and interest coverage ratios.

Mark Juliano, the Company's Chief Executive Officer, commented, "We are particularly pleased because we believe that the execution of this agreement in this credit market is an endorsement of our strategic plan, and we are very pleased to have Beal Bank Nevada as a key partner. As we prepare to open the new Taj Mahal tower in 2008, we are very optimistic about our Company's position in the market and the significant improvements we have made in our business model during the past year."

ABOUT TRUMP ENTERTAINMENT RESORTS, INC.
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Trump Entertainment Resorts, Inc. is a leading gaming company that owns and operates three properties. The Company's properties are Trump Taj Mahal Casino Resort and Trump Plaza Hotel and Casino, located on the Boardwalk in Atlantic City, New Jersey, and Trump Marina Hotel Casino, located in Atlantic City's Marina District. The Company is the sole vehicle through which Donald J. Trump, the Company's Chairman and largest stockholder, conducts gaming activities and is separate and distinct from Mr. Trump's real estate and other holdings.

                PSLRA SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS
                      AND ADDITIONAL AVAILABLE INFORMATION

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements. All statements and information concerning plans, expectations, estimates and beliefs, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "will," "could," "optimistic," "can" and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of Trump Entertainment Resorts, Inc., the Company notes that there are various factors that could cause actual results to differ materially from those set forth in any such forward-looking statements.

The forward-looking statements contained in this release reflect the opinion of management as of the date of this release and are qualified by, and subject to, significant business, economic, competitive, regulatory and other uncertainties and contingencies, all of which are difficult or impossible to predict and many of which are beyond the control of the Company. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized. Readers are hereby advised that developments subsequent to this release are likely to cause these statements to become outdated with the passage of time or other factors beyond the control of the Company. The Company does not intend, however, to update the guidance provided herein prior to its next release or unless otherwise required to do so. Readers of this release should consider these facts in evaluating the information contained herein. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein. Additional information concerning the potential risk factors that could affect the Company's future performance are described from time to time in the Company's periodic reports filed with the SEC, including, but not limited to, the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports may be viewed free of charge on the SEC's website, www.sec.gov, or on the Company's website, www.trumpcasinos.com.

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